UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009
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ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Oramed Pharmaceuticals Inc. (“Oramed”), through its Israeli subsidiary, Oramed Ltd., has entered into an employment agreement with Yifat Zommer (the “Employment Agreement”) as of April 19, 2008, pursuant to which Mrs. Zommer has been appointed as Chief Financial Officer (“CFO”), Treasurer and Secretary of Oramed. Mrs. Zommer’s responsibilities will include oversight of Oramed’s financial reporting and controls.

Mrs. Zommer, age 35, is a certified public accountant in Israel and prior to joining us served, from April 2007 to October 2008 as Chief Financial Officer of Witech Communications Ltd., a subsidiary of IIS Intelligence Information Systems Ltd, (symbol: IISLF.OB), a company operating in the field of video transmission using wireless communications, which developed, manufactured, installed and operated on-ride video systems for use on thrill rides in amusement parks. From April 2006 to April 2007, Mrs. Zommer acted as Chief Financial Officer for CTWARE Ltd, a telecommunication company. Prior to that she was an audit manager in PricewaterhouseCoopers (PwC), where she served for 5 years. Mrs. Zommer holds a Bachelor of Accounting and Economics degree from the Hebrew University and Business Administration (MBA) from Tel-Aviv University.

According to the Employment Agreement Mrs. Zommer will be employed from April 19, 2009 on a part-time basis of 80% and will be compensated a gross monthly amount of NIS 17,600. As of October 19, 2009 the gross monthly amount will be increased by 10%. Mrs. Zommer has also agreed that during the term of her employment with Oramed and for a 12 month period thereafter, she will not compete with Oramed nor solicit employees of Oramed.

The preceding is qualified in its entirety by reference to the Employment Agreement that is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

On April 19, 2009, Oramed and Mrs. Zommer also entered into an indemnification agreement, pursuant to which Oramed agrees to indemnify Mrs. Zommer for any liability she may incur by reason of the fact that she serves as Oramed’s CFO, to the maximum extent permitted by law.

The preceding is qualified in its entirety by reference to the Indemnification Agreement that is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

10.1	Employment Agreement by and between Oramed Ltd. and Yifat Zommer entered into as of April 19, 2009
10.2	Indemnification Agreement by and between Oramed Ltd. and Yifat Zommer entered into as of April 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: April 22, 2009
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director